Altrius Enhanced Income Fund

Class A (Ticker Symbol: KEUAX)

Class C (Ticker Symbol: KEUCX)

Class I (Ticker Symbol: KEUIX)

A series of Investment Managers Series Trust II

Supplement dated January 31, 2018, to the

Summary Prospectus dated May 10, 2017.

Removal of Redemption Fee

Effective February 1, 2018 (the “Effective Date”), the redemption fee for the Altrius Enhanced Income Fund (the “Altrius Fund”) will be removed. Accordingly, as of the Effective Date, all references to the redemption fee in the Summary Prospectus are deleted in their entirety.

Removal of Sub-Advisor

Effective April 24, 2018, Two Fish Capital Management, LLC (“Two Fish”) will no longer serve as a sub-advisor to the Altrius Fund. However, effective immediately, Kaizen Advisory, LLC (“Kaizen”) will take over day-to-day management of the Altrius Fund’s enhanced income strategy previously managed by Two Fish. As a result, effective immediately, all references to Two Fish with respect to the Altrius Fund’s enhanced income strategy are replaced with references to Kaizen. Altrius Capital Management, LLC will continue to serve as a sub-advisor to the Altrius Fund and manage the unconstrained bond strategy. Effective April 24, 2018, all remaining references to Two Fish contained in the Summary Prospectus are deleted in their entirety.

Update to Strategy

The last paragraph under the “Enhanced Income Strategy” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The return to the Fund from the sale of put options is limited to the amount of option premiums it receives, while the Fund can lose up to the entire strike price at expiration of each option it sells. To seek to mitigate risk, the Fund limits its notional exposure (i.e., put option contracts sold multiplied by the strike price of each contract multiplied by 100 shares per contract) to 100% of the market value of the Fund’s bond positions, in aggregate.

Please file this Supplement with your records.